POWER OF ATTORNEY

    The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint James J. Glasser, Ronald H. Zech and David M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1994 Annual Report on Form 10-K under the Securities
Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

                                       /s/  Franklin A. Cole
                                       ____________________________
                                             Franklin A. Cole


Date:  March 22, 1995


                             POWER OF ATTORNEY

    The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint James J. Glasser, Ronald H. Zech and David M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1994 Annual Report on Form 10-K under the Securities
Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

                                        /s/  James W. Cozad
                                       ____________________________
                                             James W. Cozad


Date: March 22, 1995





                             POWER OF ATTORNEY

    The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint James J. Glasser, Ronald H. Zech and David M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1994 Annual Report on Form 10-K under the Securities
Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

                                       /s/  James M. Denny
                                       ____________________________
                                            James M. Denny


Date: March 22, 1995


                             POWER OF ATTORNEY

    The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint James J. Glasser, Ronald H. Zech and David M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1994 Annual Report on Form 10-K under the Securities
Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

                                          /s/  William C. Foote
                                          ___________________
                                            William C. Foote


Date: March 22, 1995





                             POWER OF ATTORNEY

    The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint James J. Glasser, Ronald H. Zech and David
M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1994 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

                                       /s/  Deborah M. Fretz
                                       ____________________________
                                             Deborah M. Fretz


Date: March 22, 1995

                             POWER OF ATTORNEY

    The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint James J. Glasser, Ronald H. Zech and David M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1994 Annual Report on Form 10-K under the Securities
Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

                                       /s/  Richard A. Giesen
                                       ____________________________
                                             Richard A. Giesen


Date: March 22, 1995


                             POWER OF ATTORNEY

    The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint James J. Glasser, Ronald H. Zech and David M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1994 Annual Report on Form 10-K under the Securities
Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

                                       /s/  Charles Marshall
                                       ____________________________
                                             Charles Marshall


Date:  March 22, 1995





                             POWER OF ATTORNEY

    The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint James J. Glasser, Ronald H. Zech and David M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1994 Annual Report on Form 10-K under the Securities
Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

                                       /s/  Michael E. Murphy
                                       ____________________________
                                             Michael E. Murphy


Date:  March 22, 1995